  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 1998
                                              SECURITIES ACT FILE NO. 333-
                                      INVESTMENT COMPANY ACT FILE NO. 811-08813
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM N-2

 [X]        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 [_]                     PRE-EFFECTIVE AMENDMENT NO.
 [_]                     POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
 [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
 [X]                            AMENDMENT NO. 2
                       (CHECK APPROPRIATE BOX OR BOXES)

                                --------------

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------

                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                --------------

                                (609) 282-2800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                --------------

                                 ARTHUR ZEIKEL
                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------

                                  COPIES TO:
   ALICE A. PELLEGRINO, ESQ.                   FRANK P. BRUNO, ESQ.
  FUND ASSET MANAGEMENT, L.P.                    BROWN & WOOD LLP
         P.O. BOX 9011                        ONE WORLD TRADE CENTER
  PRINCETON, NEW JERSEY 08543-             NEW YORK, NEW YORK 10048-0557
              9011

                                --------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                --------------
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [X]
                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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                                                                              PROPOSED
                                                                 PROPOSED     MAXIMUM
                                                   AMOUNT        MAXIMUM     AGGREGATE   AMOUNT OF
                   TITLE OF                         BEING     OFFERING PRICE  OFFERING  REGISTRATION
          SECURITIES BEING REGISTERED           REGISTERED(1)  PER UNIT(1)    PRICE(1)     FEE(2)
----------------------------------------------------------------------------------------------------
Auction Market Preferred Stock................    40 shares      $25,000     $1,000,000     $295

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(1) Estimated solely for the purpose of calculating the filing fee.
(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.
                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

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                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                             CROSS REFERENCE SHEET

          ITEM NUMBER, FORM N-2                   CAPTION IN PROSPECTUS
          ---------------------                   ---------------------
 Part A--INFORMATION REQUIRED IN A
  PROSPECTUS
  1. Outside Front Cover Page..........   Outside Front Cover Page
  2. Inside Front and Outside Back        Inside Front and Outside Back Cover
      Cover Pages......................    Pages; Underwriting
  3. Fee Table and Synopsis............   Not Applicable
  4. Financial Highlights..............   Not Applicable
  5. Plan of Distribution..............   Underwriting
  6. Selling Shareholders..............   Not Applicable
  7. Use of Proceeds...................   Use of Proceeds
  8. General Description of the           Prospectus Summary; The Fund;
      Registrant.......................    Investment Objective and Policies
  9. Management........................   Directors and Officers; Investment
                                           Advisory and Management Arrangements
 10. Capital Stock, Long-Term Debt and    Description of AMPS; Description of
      Other Securities.................    Capital Stock
 11. Defaults and Arrears on Senior
      Securities.......................   Not Applicable
 12. Legal Proceedings.................   Not Applicable
 13. Table of Contents of the Statement
      of Additional Information........   Not Applicable
 Part B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 14. Cover Page........................   Not Applicable
 15. Table of Contents.................   Not Applicable
 16. General Information and History...   Not Applicable
 17. Investment Objective and             Prospectus Summary; Investment
      Policies.........................    Objective and Policies; Other
                                           Investment Policies; Investment
                                           Restrictions
 18. Management........................   Directors and Officers; Investment
                                           Advisory and Management Arrangements
 19. Control Persons and Principal        Investment Advisory and Management
      Holders of Securities............    Arrangements
 20. Investment Advisory and Other        Investment Advisory and Management
      Services.........................    Arrangements; Custodian;
                                           Underwriting; Transfer Agent,
                                           Dividend Disbursing Agent and
                                           Registrar; Experts
 21. Brokerage Allocation and Other
      Practices........................   Portfolio Transactions
 22. Tax Status........................   Taxes
 23. Financial Statements..............   Report of Independent Auditors;
                                           Statement of Assets, Liabilities and
                                           Capital; Financial Statements
 Part C--OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED SEPTEMBER 18, 1998

PROSPECTUS

                                     $
                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
                   AUCTION MARKET PREFERRED STOCK ["AMPS(R)"]
                                  SHARES, SERIES A
                                  SHARES, SERIES B
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                  -----------

  MuniHoldings New York Insured Fund II, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and
New York State and New York City personal income taxes. The Fund intends to invest in municipal obligations that are rated investment grade, or if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Investors are advised to read this Prospectus carefully and retain it for future reference.
                                                        (Continued on next page)
                                  -----------

  The Broker-Dealers (as defined herein) intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

                                  -----------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION,  NOR HAS  THE COMMISSION PASSED  UPON THE  ACCURACY OR
   ADEQUACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION TO THE  CONTRARY IS  A
     CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           PRICE TO                  PROCEEDS TO
                                            PUBLIC  SALES LOAD(1)(2)   FUND(3)
--------------------------------------------------------------------------------
Per Share................................  $25,000        $              $
--------------------------------------------------------------------------------
Total....................................  $            $             $

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Investment Adviser have agreed to indemnify the
    Underwriter against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(3) Offering expenses payable by the Fund, estimated at $    , will be
    reimbursed by the Underwriter. See "Underwriting."

                                  -----------

  The shares of AMPS are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that one certificate for each series of the AMPS will be delivered to the nominee of
The Depository Trust Company on or about October   , 1998.
-----
(R)Registered trademark of Merrill Lynch & Co., Inc.

                                  -----------
                              MERRILL LYNCH & CO.

                                  -----------

                The date of this Prospectus is October   , 1998.

(Continued from previous page)

  Dividends on the shares of Auction Market Preferred Stock(R) ("AMPS(R)"), Series A ("Series A AMPS(R)") and Series B ("Series B AMPS(R)") of the Fund offered hereby will be cumulative from the Date of Original Issue and payable
commencing on        , 1998 in the case of Series A AMPS and        , 1998 in
the case of Series B AMPS (each, as applicable, an "Initial Dividend Payment
Date") and, generally, on each succeeding      in the case of Series A AMPS
and each succeeding      in the case of Series B AMPS, subject to certain
exceptions.

  The cash dividend rate (the "Applicable Rate") on the shares of Series A
AMPS for the Initial Dividend Period ending        , 1998 will be  % per annum
and the cash dividend rate on the shares of Series B AMPS for the Initial
Dividend Period ending        , 1998 will be  % per annum. The Applicable Rate
on the shares of AMPS of each series for each Subsequent Dividend Period will be determined pursuant to periodic auctions conducted in accordance with the procedures described in Appendix D hereto (an "Auction"). Except as otherwise provided herein, each Subsequent Dividend Period for each series of AMPS will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, with respect to each series of AMPS, upon giving notice to holders thereof, a Special Dividend Period. See "Description of AMPS--Dividends."

  The Applicable Rate on the shares of AMPS of each series for each Subsequent Dividend Period will be reset on the basis of Bids, Hold Orders and Sell Orders placed by Existing Holders and Potential Holders in the Auction conducted on the Business Day next preceding the commencement of such Dividend Period. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate (as defined herein). See "Description of AMPS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders."

  The Fund currently is required to allocate net capital gains and other taxable income, if any, proportionately among shares of Common Stock and shares of the two series of AMPS. The Fund will give notice of the amount of any taxable income to be included in a dividend on shares of AMPS in the related Auction, as described herein, or, in limited circumstances, include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset substantially the tax effect thereof. The amount of taxable income allocable to shares of AMPS will depend upon the amount of such income realized by the Fund and other factors but generally is not expected to be significant. See "Taxes."

  Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus, including the Appendices, and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell AMPS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of AMPS will be maintained in book-entry form by or through the Securities Depository. Under certain circumstances, holders of AMPS may be unable to sell their shares of AMPS in an Auction and thus may lack liquidity of investment. Shares of AMPS only may be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

  The shares of AMPS are redeemable, in whole or in part, at the option of the Fund, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price per share and will be subject to mandatory redemption on dates fixed by the Board of Directors, under certain circumstances, at the Mandatory Redemption Price per share.

  If the Fund fails to pay on any Dividend Payment Date (or within the applicable grace period) the full amount of any dividend or the redemption price of shares of AMPS called for redemption, the Applicable Rate will not be based on the results of an Auction but instead will be equal to the Non-Payment Period Rate until such failure to pay is cured. See "Description of AMPS--Dividends--Non-Payment Period; Late Charge."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

THE FUND MuniHoldings New York Insured Fund II, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. See "The Fund."

INVESTMENT    The investment objective of the Fund is to provide shareholders
OBJECTIVE     with current income exempt from Federal income tax and New York
AND           State and New York City personal income taxes. The Fund will seek
POLICIES      to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes ("New York Municipal
              Bonds"). The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in New York
              Municipal Bonds, except at times when, in the judgment of the Investment Adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in New York
              Municipal Bonds and at least 80% of its assets in New York
              Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from New York State and New
              York City personal income taxes ("Municipal Bonds"). Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal income tax and New York State and New York City personal income taxes. See "Investment Objective and Policies."

INVESTMENT    Fund Asset Management, L.P. is the Fund's investment adviser (the
ADVISER       "Investment Adviser") and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55 of 1% of the Fund's average weekly net assets, including proceeds from the sale of Preferred Stock. The Investment Adviser is an affiliate of Merrill Lynch Asset Management, L.P. ("MLAM"), which is owned and controlled by Merrill Lynch & Co., Inc. ("ML &
              Co."). The Asset Management Group of ML & Co. (which includes the
              Investment Adviser) acts as the investment adviser for over 100 other registered management investment companies and offers portfolio management and portfolio analysis services to individuals and institutional accounts. As of August 1998, the Asset Management Group had a total of approximately $473 billion in investment company and other portfolio assets under management
              (approximately $38 billion of which was invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. See "Investment Advisory and Management Arrangements."

THE           The Fund is offering an aggregate of     shares of Series A AMPS
OFFERING      and     shares of Series B AMPS, each at a purchase price of
              $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
              Lynch" or the "Underwriter"). See "Underwriting."

              The AMPS of each series will be shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for each such series. In general, except as described below, each Dividend Period for each series of AMPS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

              Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of shares of AMPS of each series may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of AMPS--The Auction."

              Except as described herein, investors in AMPS will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of AMPS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of AMPS are to purchases, sales or ownership of those shares by Beneficial Owners.

DIVIDENDS     After the Initial Dividend Period, each Subsequent Dividend
AND           Period for each series of AMPS will generally consist of seven
DIVIDEND      days (a "7-Day Dividend Period"); provided, however, that prior
PERIODS       to any Auction, the Fund may elect, subject to certain
              limitations described herein, with respect to each series of
              AMPS, upon giving notice to holders thereof, a Special Dividend
              Period. A Special Dividend Period is a Dividend Period consisting of a specified number of days (other than seven), evenly
              divisible by seven and not fewer than seven nor more than 364 (a
              "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the AMPS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, commencing on the Initial Dividend Payment Date and, in the case of Dividend
              Periods that are not Special Dividend Periods, dividends will be
              payable generally on each succeeding      in the case of Series A
              AMPS and each succeeding      in the case of Series B AMPS,
              subject to certain exceptions.

              Dividends for each series of AMPS will be paid through the Securities Depository (The Depository Trust Company or a successor securities depository) on each Dividend Payment Date for such series. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of AMPS-- Dividends."

              For each Subsequent Dividend Period, the cash dividend rate on the shares of each series of AMPS will be the Applicable Rate for such series that the Auction Agent (IBJ Schroder Bank & Trust Company or any successor) advises the Fund has resulted from an Auction relating to such series. See "Description of AMPS-- Dividends." The first Auction for each series of AMPS is scheduled to be held on the ending date for the Initial Dividend Period for such series of AMPS as set forth above.

              The Articles Supplementary provide that until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period with respect to a series of AMPS, only 7-Day Dividend Periods will be applicable to each series of AMPS. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to the AMPS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the AMPS--Dividends--Notification of Dividend Period."

              A Special Dividend Period will not be effective for a series of the AMPS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction for a series of the AMPS, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the AMPS of such series outstanding prior to such Auction will be required to continue to hold such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to a series of AMPS, or if the Fund has given a Notice of Special Dividend Period for a series of AMPS, the Fund will be required to give a Notice of Revocation in respect thereof if (i) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the AMPS, (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date, or (iii) the Broker-Dealers have given the Fund notice that it is not advisable to hold an Auction in respect of a Special Dividend Period. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

ADVANCE       Dividends paid by the Fund, to the extent paid from tax-exempt
NOTICE OF     income earned on municipal obligations, will be exempt from
ALLOCATION    Federal income taxes and New York State and New York City
OF TAXABLE    personal income taxes, subject to the possible application of the
INCOME;       alternative minimum tax. However, the Fund is required to
INCLUSION     allocate net capital gains (including new categories of capital
OF TAXABLE    gains, as discussed under "Taxes") and other income subject to
INCOME IN     regular Federal income taxes, if any, proportionately between
DIVIDENDS     shares of Common Stock and shares of AMPS in accordance with the current position of the Internal Revenue Service (the "IRS") described herein. The Fund will notify the Auction Agent of the amount of any net capital gains (including new categories of capital gains, as discussed under "Taxes") or other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend.
              The Auction Agent in turn will notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial
              Owners, as provided in its Broker-Dealer Agreement. In limited circumstances, the Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant. See "Taxes" and "Description of AMPS--The Auction--Auction Date; Advance Notice of Allocation of
              Taxable Income; Inclusion of Taxable Income in Dividends."

ADDITIONAL    If the Fund retroactively allocates any net capital gains
DIVIDENDS     (including new categories of capital gains, as discussed under
              "Taxes") or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof as described above, which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income. See
              "Description of AMPS--Dividends--Additional Dividends" and
              "Taxes."

DETERMINATION Except during a Non-Payment Period, the Applicable Rate for any
OF MAXIMUM    Dividend Period for shares of AMPS of each series will not be
APPLICABLE    more than the Maximum Applicable Rate applicable to such shares.
RATES         The Maximum Applicable Rate for shares of AMPS will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Applicable Rate will be the
              Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any Dividend Period or any Short Term
              Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable
              Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial
              Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S.
              Treasury Bill Rate and (iv) with respect to any Long Term
              Dividend Period, the applicable U.S. Treasury Note Rate. The
              Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to the AMPS by Moody's Investors Service, Inc. ("Moody's") and Standard &
              Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")
              (or, if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                                   APPLICABLE        APPLICABLE
                         CREDIT RATINGS            PERCENTAGE        PERCENTAGE
                 ------------------------------ OF REFERENCE RATE OF REFERENCE RATE
                     MOODY'S           S&P      --NO NOTIFICATION  --NOTIFICATION
                 ---------------- ------------- ----------------- -----------------
                 "aa3" or higher  AA- or higher        110%              150%
                   "a3" to "a1"     A- to A+           125%              160%
                 "baa3" to "baa1" BBB- to BBB+         150%              250%
                   Below "baa3"    Below BBB-          200%              275%

              There is no minimum Applicable Rate in respect of any Dividend Period.

              The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of AMPS--Dividends--Non-Payment Period; Late Charge," initially will be 200% of the Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS).

AUCTION       Separate Auctions will be conducted for each series of AMPS. As
PROCEDURES    used in the following description of the Auction Procedures, unless the context otherwise requires, "AMPS" means the series of AMPS subject to the related Auction, and "Beneficial Owners,"
              "Potential Beneficial Owners," "Existing Holders" and "Potential
              Holders" means Beneficial Owners of such series, Potential
              Beneficial Owners of such series, Existing Holders of such series and Potential Holders of such series, respectively.

              Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of AMPS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for each series of AMPS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

              -- Hold Order--indicating its desire to hold shares of AMPS without regard to the Applicable Rate for the next Dividend Period for such shares.

              -- Bid--indicating its desire to hold shares of AMPS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

              -- Sell Order--indicating its desire to sell shares of AMPS without regard to the Applicable Rate for the next Dividend Period for such shares.

              A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of AMPS then held by such Beneficial Owner, provided that the total number of shares of AMPS covered by such Orders does not exceed the number of shares of AMPS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of AMPS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to shares of AMPS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

              Potential Beneficial Owners of shares of AMPS may submit Bids through their Broker-Dealers in which they offer to purchase shares of AMPS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

              Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with any of the foregoing.

              A Broker-Dealer also may hold AMPS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. An Order placed with the Auction Agent by a Broker-Dealer as an Existing Holder or a Potential Holder as or on behalf of a Beneficial Owner or a Potential Beneficial Owner, as the case may be, will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential

              Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

              If Sufficient Clearing Bids exist in an Auction (that is, in general, the number of shares of AMPS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of shares of AMPS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the shares of AMPS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Sell Orders. Thus, under certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS).

              The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of shares of AMPS that is less than the number of shares of AMPS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

              A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the shares of AMPS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the shares of AMPS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the shares of AMPS subject thereto if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of AMPS--The Auction."

ASSET         Under the Articles Supplementary, the Fund must maintain (i) S&P
MAINTENANCE   Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic
              Maintenance Amount and (ii) 1940 Act AMPS Asset Coverage of at least 200%. See "Description of AMPS--Asset Maintenance."

              The Fund estimates that, based on the composition of its
              portfolio at September   , 1998, 1940 Act AMPS Asset Coverage
              with respect to shares of AMPS would be approximately   %
              immediately after the issuance of the shares of AMPS offered
              hereby in an amount representing approximately   % of the Fund's
              capital.

              The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the AMPS Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of ratings on the shares of AMPS on their Date of Original Issue of "aaa" from Moody's and AAA from S&P. See "Investment Objective and Policies--Rating Agency Guidelines."

MANDATORY     If the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset
REDEMPTION    Coverage is not maintained or restored as specified herein, shares of AMPS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption
              Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See
              "Description of AMPS--Dividends--Additional Dividends." Any such redemption will be limited to the minimum number of shares of AMPS necessary to restore the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the Investment Company Act of 1940, as amended
              (the "1940 Act"). See "Description of AMPS--Redemption--Mandatory
              Redemption."

OPTIONAL      The shares of AMPS of each series are redeemable at the option of
REDEMPTION    the Fund, as a whole or in part, on any Dividend Payment Date
              (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of AMPS--Redemption--
              Optional Redemption." In addition, holders of shares of AMPS may be entitled to receive Additional Dividends in the event of redemption of such shares of AMPS to the extent provided herein.
              See "Description of AMPS--Dividends--Additional Dividends."

LIQUIDATION The liquidation preference of each share of AMPS will be $25,000, PREFERENCE plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of AMPS--Liquidation
              Rights." In addition, holders of AMPS may be entitled to receive
              Additional Dividends in the event of the liquidation of the Fund as provided herein. See "Description of AMPS--Dividends--
              Additional Dividends."

RATINGS It is a condition to their issuance that the AMPS be issued with a rating of "aaa" from Moody's and AAA from S&P. See "Investment Objective and Policies--Rating Agency Guidelines."

VOTING        The 1940 Act requires that the holders of AMPS and any other
RIGHTS        Preferred Stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years' dividends on the AMPS or any other Preferred Stock are unpaid. The holders of AMPS and any other Preferred Stock will vote as a separate class on certain other matters as required under the Fund's Charter and the 1940 Act. See "Description of AMPS--Voting Rights" and
              "Description of Capital Stock--Certain Provisions of the
              Charter."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Fund intends to invest a substantial portion of its assets in New York Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New York Municipal Bonds to this degree. See "Investment Objective and Policies--Special Considerations Relating to New York Municipal Bonds" and Appendix A, "Economic Conditions in New York."

  The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its total assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

  The Fund intends to invest in municipal obligations that are rated in the investment-grade rating categories by S&P, Moody's or Fitch Investors Service, Inc. ("Fitch") or, if not rated, are considered to be of comparable quality by the Investment Adviser. Obligations rated in the lowest investment-grade category have certain speculative characteristics. See "Investment Objective and Policies." The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

  The Fund will be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing the portfolio insurance. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

  In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments that may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon. Such investments also may consist of non-municipal tax-exempt securities and securities the potential investment return on which is based on the change in particular measurements of value or interest rates ("indexed securities"), including securities the potential investment return on which is inversely related to a change in particular measurements of value or interest rates ("inverse securities"). Certain of such investments may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counterparty to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Derivative instruments may have certain characteristics that have a similar effect on the return to Common Stock investors as the leveraging of the Fund's portfolio; however, certain derivative investments will not be taken into account as senior securities (as defined in the 1940
Act) for purposes of calculating the percentage of leverage of the Fund's portfolio. For a further discussion of the risks associated with derivative investments, see "Investment Objective and Policies," "Investment Objective and Policies--Other Investment Policies--Indexed and Inverse Floating Obligations," "--Call Rights" and "Investment Objective and Policies--Options and Futures Transactions."

  Subject to its investment restrictions, the Fund is authorized to engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options") for hedging purposes with certain specified entities meeting the criteria of the Fund. These transactions involve certain risk considerations. These risks include the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge and the inability to close futures transactions under certain conditions. Because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might be otherwise realized. See "Investment Objective and Policies--Options and Futures Transactions."

  For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may engage in Moody's Hedging Transactions subject to the limitations described herein. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may engage in S&P Hedging Transactions subject to the limitations described herein. See "Investment Objective and Policies--Rating Agency Guidelines" and "--Options and Futures Transactions."

There are a number of specific factors investors in AMPS should consider.

  -- The credit ratings of the AMPS could be reduced while an investor holds the AMPS.

  -- Neither Broker-Dealers nor the Fund are obligated to purchase shares of AMPS in an Auction or otherwise nor is the Fund required to redeem shares of AMPS in the event of a failed Auction.

  -- If in an Auction for the AMPS Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Sell Orders. Thus, under certain circumstances, Beneficial Owners may not have liquidity of investment.

  The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

  The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving Common Stock shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock-- Certain Provisions of the Charter."

                                   THE FUND

  MuniHoldings New York Insured Fund II, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 8, 1998, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund commenced operations on September  , 1998 upon the closing of an
initial public offering of      shares of its Common Stock. The proceeds of
such offering were approximately $      after the payment of organizational
and offering expenses. In connection with the initial public offering of the Fund's Common Stock, the underwriter was granted an option to purchase up to
an additional      shares to cover over-allotments.

                                USE OF PROCEEDS

  The estimated net proceeds of this offering will be $      after the payment
of offering expenses (estimated to be $   ) and the sales load and the payment
to the Fund by the Underwriter to cover certain expenses. See "Underwriting."

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated not to exceed three months from the offer and sale of such shares of AMPS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies."

                                CAPITALIZATION

  The following table sets forth the unaudited capitalization of the Fund as of September , 1998 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.

                                                             ACTUAL AS ADJUSTED
                                                             ------ -----------
Shareholders' equity:
Capital Stock (200,000,000 shares authorized)
  Preferred Stock, par value $.10 per share (no shares
   issued;     shares of AMPS issued and outstanding, as
   adjusted, at $25,000 per share liquidation preference)...    --    $
  Common Stock, par value $.10 per share (      shares
   issued and outstanding).................................. $
  Capital in excess of par value attributable to Common
   Stock....................................................
  Undistributed investment income--net......................
  Unrealized appreciation on investments--net...............
                                                             ------   ------
  Net assets................................................ $        $
                                                             ======   ======

                             PORTFOLIO COMPOSITION

  As of September  , 1998, approximately   % of the market value of the Fund's
portfolio was invested in long-term municipal obligations and approximately
  % of the market value of the Fund's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of September
 , 1998.

                                     NUMBER OF                 VALUE
   S&P*         MOODY'S*              ISSUES               (IN THOUSANDS)             PERCENT
   ----         --------             ---------             --------------             -------
                                                               $                           %



                                        ---                    ------                   ---
                 Total . . . . . . . . .
                                . . .                          $                           %
                                        ===                    ======                   ===

--------
* Ratings: Using the higher of S&P's or Moody's ratings on the Fund's municipal obligations. See "Schedule of Investments." S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in New York Municipal Bonds, except at times when, in the judgment of the Investment Adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in New York Municipal Bonds. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

  The Fund ordinarily does not intend to realize significant investment income not exempt from Federal income tax and New York State and New York City personal income taxes. To the extent that suitable New York Municipal Bonds are not available for investment by the Fund, as determined by the Investment Adviser, the Fund may purchase long-term obligations issued by or on behalf of other states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities paying interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax but not New York State and New York City personal income taxes ("Municipal Bonds"). At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will have at least 80% of its assets invested in New York Municipal Bonds and Municipal Bonds. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "New York Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

  The investment grade New York Municipal Bonds and Municipal Bonds in which the Fund will invest are those New York Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-l+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-l+ through F-3 for Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix B to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of New York Municipal Bonds and Municipal Bonds. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancements to which particular Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancement. Consequently, if New York Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA or Aaa rated securities, as the case may be, even though such New York Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristic of the issuers without regard to the insurance feature. The insured New York Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

  The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations in the opinion of counsel to the issuer that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest primarily in long-term New York Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term New York Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal income tax and New York State and New York City personal income tax.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

  Under normal circumstances, at least 80% of the Fund's assets will be invested in New York Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insurance under an insurance policy obtained by the issuer thereof or any other party. The Fund will seek to limit its investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. Currently, it is anticipated that a majority of the insured New York Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase New York Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company which satisfies the foregoing criteria. It is anticipated that initially a majority of insured New York Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

  The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible New York Municipal Bonds and Municipal Bonds purchased by the Fund. A New York Municipal Bond and a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured New York Municipal Bond and Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

  The Policies will be effective only as to insured New York Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any New York Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

  The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policies are not justified by the expense involved.

  The premiums for the Policies are paid by the Fund, and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately .02 of 1% to .25 of 1% of the principal amount of the New York Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of New York Municipal Bonds and Municipal Bonds. In instances in which the Fund purchases New York Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New York Municipal Bonds and Municipal Bonds.

  It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser will be unable to manage the portfolio to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New York Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event the Board of Directors determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may discontinue its policy of maintaining insurance for all or any of the New York Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New York Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New York Municipal Bonds and Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF NEW YORK MUNICIPAL BONDS AND MUNICIPAL BONDS

  New York Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as New York Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from New York State and New

York City personal income tax, even though such bonds may be IDBs or "private activity bonds" as discussed below. Also, for purposes of this Prospectus, Non-Municipal Tax-Exempt securities as discussed above will be considered New York Municipal Bonds or Municipal Bonds.

  The two principal classifications of New York Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. IDBs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New York Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may purchase New York Municipal Bonds and Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in New York Municipal Bonds and Municipal Bonds that may subject certain investors to an alternative minimum tax. See "Taxes--General." Also included within the general category of New York Municipal Bonds and Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of New York Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL BONDS

  The Fund ordinarily will invest at least 80% of its total assets in New York Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New York Municipal Bonds to this degree. As of June 5, 1998, Moody's, S&P and Fitch rated New York City's general obligation bonds A3, BBB+ and A-, respectively. Moody's, S&P and Fitch currently rate New York State's outstanding general obligation bonds A2, A and A+, respectively. Because the Fund's portfolio will comprise investment grade securities, the Fund is expected to be insulated from the market and credit risks that may exist in connection with investments in non-investment grade New York Municipal Bonds. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the New York Municipal Bonds in which the Fund invests. The Investment Adviser does not believe that the current economic conditions in New York or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality New York Municipal Bonds. For a discussion of economic and other conditions in the State of New York, see Appendix A, "Economic Conditions in New York."

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell New York Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

  Indexed and Inverse Floating Obligations. The Fund may invest in New York Municipal Bonds and Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in New York Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New York Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such New York Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

  Call Rights. The Fund may purchase a New York Municipal Bond or Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New York Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New York Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New York Municipal Bond or Municipal Bond is identical to holding a New York Municipal Bond or Municipal Bond as a non-callable security.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

RATING AGENCY GUIDELINES

  Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

  The Fund intends that, so long as shares of AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS--Asset Maintenance."

  The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

  Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS--Asset Maintenance" and "Description of AMPS--Redemption." The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS--Asset Maintenance."

  The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.

  S&P AAA Rating Guidelines. The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for New York Municipal Bonds Sold (as defined below) and New York Municipal Bonds or Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of New York Municipal Bonds or Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a New York Municipal Bond or Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular New York Municipal Bond or Municipal Bond will be determined by reference to (a)(i) the rating by S&P, Moody's or Fitch on such Bond or (ii) in the event the New York Municipal Bond is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such New York Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the New York Municipal Bond is insured under an insurance policy which guarantees the timely payment of interest on such New York Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the insurance policy and (b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

  S&P Discount Factors applicable to New York Municipal Bonds for a range of S&P Exposure Periods are set forth below:

                                      S&P DISCOUNT FACTORS RATING CATEGORY
                                     ------------------------------------------
            EXPOSURE PERIOD             AAA        AA          A         BBB
            ---------------          ---------  ---------  ---------  ---------
   40 Business Days.................       210%       215%       230%       270%
   22 Business Days.................       190        195        210        250
   10 Business Days.................       175        180        195        235
    7 Business Days.................       170        175        190        230
    3 Business Days.................       150        155        170        210

  Since the S&P Exposure Period currently applicable to the Fund is seven Business Days, the S&P Discount Factors currently applicable to Municipal Bonds eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term New York Municipal Bonds will be 115%, so long as such New York Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less or 120% so long as such New York Municipal Bonds are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such New York Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's or F-1+ by Fitch; provided, however, such short-term New York Municipal Bonds rated by Moody's or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term New York Municipal Bonds rated by Moody's or Fitch but not rated by S&P may comprise no more than 50% of short-term New York Municipal Bonds that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Receivables for New York Municipal Bonds Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the New York Municipal Bonds sold, and (iii) no S&P Discount Factor will be applied to cash or to Receivables for New York Municipal Bonds Sold if such receivables are due within five Business Days of such Valuation Date. "Receivables for New York Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for New York Municipal Bonds sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Bonds other than New York Municipal Bonds provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS. For purposes of the foregoing, Anticipation Notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody's or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term New York Municipal Bonds.

  The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, New York Municipal Bonds must:

    (i) be interest bearing and pay interest at least semi-annually;

    (ii) be payable with respect to principal and interest in U.S. dollars;

    (iii) be publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes, which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's or Fitch, be rated at least A by Moody's or Fitch, (provided that such Moody's-rated or Fitch-rated New York Municipal Bonds will be included in S&P Eligible Assets only to the extent the fair market value of such New York Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to any such Moody's-rated or Fitch-rated New York Municipal Bonds, such New York Municipal Bonds will be deemed to have an S&P rating that is one full rating category lower than its Moody's rating or Fitch rating);

    (iv) not be subject to a covered call or covered put option written by the Fund;

    (v) except for inverse floaters, not be part of a private placement of Municipal Bonds; and

    (vi) except for inverse floaters, be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

Notwithstanding the foregoing:

    (i) New York Municipal Bonds of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such New York Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets;

    (ii) New York Municipal Bonds of any one issue type category (as described below) will be considered S&P Eligible Assets only to the extent the market value of such New York Municipal Bonds does not exceed 25% of the aggregate market value of S&P Eligible Assets, except that New York Municipal Bonds falling within the utility issue type category will be broken down into three sub-categories (as described below) and such New York Municipal Bonds will be considered S&P Eligible Assets to the extent the market value of such New York Municipal Bonds in each such sub-category does not exceed 25% of the aggregate market value of S&P Eligible Assets and except that New York Municipal Bonds falling within the general obligation issue type category will be considered S&P Eligible Assets to the extent the market value of such New York Municipal Bonds does not exceed 50% of the aggregate market value of S&P Eligible Assets. For purposes of the issue type category requirement described above, New York Municipal Bonds will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, utility issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. The general obligation issue type category includes any issuer that is directly or indirectly guaranteed by the State of New York or its political subdivisions. Utility issuers are included in the general obligation issue type category if the issuer is directly or indirectly guaranteed by the State of New York or its political subdivisions. For purposes of the issue type category requirement described above, New York Municipal Bonds in the utility issue type category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue),
  (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue), and (iii) irrigation, resource recovery, solid waste and other utilities, provided that New York Municipal Bonds included in this sub-category (iii) must be rated by S&P in order to be included in S&P Eligible Assets; and

    (iii) New York Municipal Bonds which are escrow bonds or defeased bonds may compose up to 100% of the aggregate market value of S&P Eligible Assets if such New York Municipal Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. New York Municipal Bonds may be rated as escrow bonds by another nationally recognized rating agency or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated New York Municipal Bonds are limited to 50% of the aggregate market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such New York Municipal Bonds. The limitations on New York Municipal Bonds of any one issuer in clause (1) above is not applicable to escrow bonds, however, economically defeased bonds that are either initially rate or rerated by S&P or another nationally recognized rating agency and assigned the same rating level as the issuer of the New York Municipal Bonds will remain in its original issue type category set forth in clause (2) above. New York Municipal Bonds that are legally defeased and secured by securities issued or guaranteed by the United States Government are not required to meet the minimum issuance size requirement set forth above.

  The Fund may include Municipal Bonds other than New York Municipal Bonds as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Fund in writing that such action will not adversely affect its then-current rating on the AMPS.

  As discussed herein, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

    (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index,
  (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

    (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

    (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

    (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

    (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P) fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

  For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus
(ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

  Moody's "aaa" Rating Guidelines. The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." Moody's Eligible Assets include cash, Receivables for New York Municipal Bonds or Municipal Bonds (as defined below), and New York Municipal Bonds or Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular New York Municipal Bond or Municipal Bond will be determined by reference to (a) (i) the rating by Moody's or S&P on such Bond or (ii) in the event the Moody's Eligible Asset is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other insurance guaranteeing the timely payment of interest on such Moody's Eligible Asset and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the Moody's Eligible Asset is insured under an insurance policy which guarantees the timely payment of interest on such Moody's Eligible Assets and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the insurance policy (provided that for purposes of clauses (ii) and (iii) if the insurance claims-paying ability of an issuer of a Policy or insurance policy is not rated by Moody's but is rated by S&P, such issuer shall be deemed to have a Moody's insurance claims-paying ability rating which is two full categories lower than the S&P insurance claims-paying ability rating) and (b) the Moody's Exposure Period. Moody's Discount Factors for a range of Moody's Exposure Periods are set forth below:

                                 MOODY'S DISCOUNT FACTORS RATING CATEGORY
                           -----------------------------------------------------
 MOODY'S EXPOSURE PERIOD   AAA(1) AA(1) A(1)  BAA(1) OTHER(2) VMIG-1(3) SP-1+(3)
 -----------------------   ------ ----- ----  ------ -------- --------- --------
 7 weeks or less.........   151%   159% 168%   202%    229%      136%     148%
 8 weeks or less but
  greater than seven
  weeks..................   154    164  173    205     235       137      149
 9 weeks or less but
  greater than eight
  weeks..................   158    169  179    209     242       138      150

--------
(1) Moody's rating.
(2) New York Municipal Bonds and Municipal Bonds not rated by Moody's but rated BBB or BBB+ by S&P.
(3) New York Municipal Bonds and Municipal Bonds rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of A by Moody's.

; provided, however, in the event a Moody's Discount Factor applicable to a Moody's Eligible Asset is determined by reference to an insurance claims-paying ability rating in accordance with clause (a)(ii) or (a)(iii), such Moody's Discount Factor shall be increased by an amount equal to 50% of the difference between (a) the percentage set forth in the foregoing table under the applicable rating category and (b) the percentage set forth in the foregoing table under the rating category which is one category lower than the applicable rating category.

  Since the Moody's Exposure Period currently is 49 days, the Moody's Discount Factors currently applicable to Municipal Bonds eligible for consideration under Moody's guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 weeks or less." Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term New York Municipal Bonds and short-term Municipal Bonds, so long as such New York Municipal Bonds and Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Bonds will be 125% if such Bonds are not rated by Moody's but are rated A-1+, SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for New York Municipal Bonds or Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for New York Municipal Bonds or Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of New York Municipal Bonds or Municipal Bonds sold as of or prior to such Valuation Date that generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (A) or (B) of the preceding clause (i).

  The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether New York Municipal Bonds or Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:

                                                          MAXIMUM        MAXIMUM    MAXIMUM STATE
                              MINIMUM       MAXIMUM      ISSUE TYPE      COUNTY     OR TERRITORY
                             ISSUE SIZE    UNDERLYING   CONCENTRATION CONCENTRATION CONCENTRATION
            RATING          ($ MILLIONS) OBLIGOR (%)(1)   (%)(1)(3)     (%)(1)(4)     (%)(1)(5)
            ------          ------------ -------------- ------------- ------------- -------------
   Aaa.....................      10           100            100           100           100
   Aa......................      10            20             60            60            60
   A.......................      10            10             40            40            40
   Baa.....................      10             6             20            20            20
   Other (2)...............      10             4             12            12            12

--------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) New York Municipal Bonds and Municipal Bonds not rated by Moody's but rated BBB or BBB+ by S&P.
(3) Does not apply to general obligation bonds.
(4) Applicable to general obligation bonds only.
(5) Does not apply to New York Municipal Bonds. Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

  For purposes of the maximum underlying obligor requirement described above, any New York Municipal Bond or Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond. For purposes of the issue type concentration requirement described above, New York Municipal Bonds and Municipal Bonds will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single- and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial revenue/pollution control bond issues, utility issues (including water, sewer and electricity), general obligation issues, lease obligations/certificates of participation, escrowed bonds and other issues ("Other Issues") not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds). In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues.

  Current Moody's guidelines also require that New York Municipal Bond or Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, not have suspended ratings by Moody's and be part of an issue of New York Municipal Bonds or Municipal Bonds of at least $10,000,000. For purposes of determining the Moody's Discount Factors applicable to any such S&P-rated New York Municipal Bond or S&P-rated Municipal Bonds, such New York Municipal Bond or Municipal Bonds (excluding any short-term Municipal Bonds) will be deemed to have a Moody's rating that is one full rating category lower than its S&P rating. When the Fund sells a New York Municipal Bond or Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. When the Fund purchases a New York Municipal Bond or Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.

  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

  For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

  For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may purchase or sell exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively "Moody's Hedging Transactions"), subject to the following limitations:

    (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having a market value exceeding 50% of the market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

    (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate market value exceeding 20% of the aggregate market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and
  (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

    (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

    (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

    (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

    (vi) the Fund will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

    (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

  For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

  For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

  For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

    (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

    (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

  For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

  For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (vii) engage in reverse repurchase agreements.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Common Stock, the net asset value of the Common Stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. For so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and financial futures contracts will be subject to the limitations described under "Investment Objective and Policies--Rating Agency Guidelines." Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains derived from transactions in options and futures contracts and distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the Preferred Stock from one or more nationally recognized statistical rating organizations, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

  Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to New York Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The

Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in New York Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

  The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New York Municipal Bonds and Municipal Bonds which the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New York Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New York Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission (the "CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. See "Taxes--Tax Treatment of Options and Futures Transactions."

  The volume of trading in the exchange markets with respect to New York Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

                              DESCRIPTION OF AMPS

  Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of this Prospectus.

  The AMPS of each series will be shares of Preferred Stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of AMPS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of AMPS--The Auction."

  Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of AMPS of each series will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix D (Auction Procedures). As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

  When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS--Liquidation Rights." The shares of AMPS will not be convertible into shares of Common Stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. The shares of AMPS of each series will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated herein. See "Description of AMPS--Redemption."

  In addition to serving as the Auction Agent in connection with the Auction Procedures described below, IBJ Schroder Bank & Trust Company will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

  Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

  The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

THE AUCTION

  General. Holders of the shares of AMPS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of AMPS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

  The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for each series of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS of such series. The Auction Procedures are attached as Appendix D to this Prospectus. Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS of any series or the redemption price of shares of AMPS of such series called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS--Dividends--Determination of Dividend Rate."

  Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with IBJ Schroder Bank & Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

  The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

  The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

  Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with Merrill Lynch, Goldman, Sachs & Co., Lehman Government Securities Incorporated and Smith Barney Inc. and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, ML & Co. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

  Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of AMPS of each series. One or more registered certificates for all of the shares of each series of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS of the series to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix D (Auction Procedures). The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

  Auction Procedures. The following is a brief summary of the procedures to be used in conducting Auctions. Separate auctions will be conducted for each series of AMPS. Accordingly, as used in the following brief summary, unless the context otherwise requires, "AMPS" means the series of AMPS subject to the related Auction and "Beneficial Owners," "Potential Beneficial Owners," "Existing Holders" and "Potential Holders" mean Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders of such series, respectively. This summary is qualified by reference to the Auction procedures set forth in Appendix D hereto. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix C hereto.

  Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for each series of AMPS offered hereby for each Dividend Period for such series (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close. Auctions for shares of Series A AMPS for Dividend Periods after the
Initial Dividend Period normally will be held every      after the preceding
Dividend Payment Date, and each subsequent Dividend Period normally will begin
on the following      (also a Dividend Payment Date). Auctions for shares of
Series B AMPS for Dividend Periods after the Initial Dividend Period normally
will be held every      after the preceding Dividend Payment Date, and each
subsequent Dividend Period normally will begin on the following      (also a
Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive
calendar days. For example, in most cases, if the      that normally would be
an Auction Date for Series A AMPS is not a Business Day, then such Auction
Date will be the preceding      and the first day of the related Dividend
Period will continue to be the following     . See "Description of AMPS--
Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

  Except as noted below, whenever the Fund intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS-- Dividends--Additional Dividends."

  Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

      (i) Hold Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

      (ii) Bid--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

      (iii) Sell Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

    (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

  The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

  In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

  The Maximum Applicable Rate for shares of AMPS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

  The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                               APPLICABLE             APPLICABLE
            CREDIT RATINGS                   PERCENTAGE OF          PERCENTAGE OF
   -----------------------------------      REFERENCE RATE--       REFERENCE RATE--
       MOODY'S               S&P            NO NOTIFICATION          NOTIFICATION
   ----------------     -------------       ----------------       ----------------
   "aa3" or higher      AA- or higher             110%                   150%
     "a3" to "a1"         A- to A+                125%                   160%
   "baa3" to "baa1"     BBB- to BBB+              150%                   250%
     Below "baa3"        Below BBB-               200%                   275%

  There is no minimum Applicable Rate in respect of any Dividend Period.

  The Fund will take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, the Underwriter or its affiliates and successors, after consultation with the Fund, will select another nationally recognized statistical rating organization (a "Substitute Rating Agency") or two other nationally recognized statistical rating organizations ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

  Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

  Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

  A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement."

  If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

  If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of
AMPS).

  For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of AMPS-- Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

  Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

  If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

  If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

    (i) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

    (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause
  (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause
  (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (i) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

  If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

  Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable
Rate).

  If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

  If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

  If Sufficient Clearing Bids have been made:

    (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

    (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

    (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

    (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

    (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

  If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

    (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

    (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

    (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

  If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the

Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

  Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 P.M., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent.

  In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for shares of AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

  If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

  The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

  The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of any series of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

  The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

DIVIDENDS

  General. The holders of shares of each series of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid
(i) in preference to and in priority over any dividends so declared and payable on the Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

  Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on each series of AMPS on the dates described below. Dividends on shares of each series of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date with respect to each series of AMPS. Following the Initial Dividend Payment Date for each series of AMPS, dividends on each series of AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, (i) the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Monday, Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Friday. Thus, following the Initial Dividend Payment Date for each series of AMPS, dividends generally will be payable (in the case of Dividend Periods which are
not Special Dividend Periods) on each succeeding      in the case of Series A
AMPS and on each succeeding
     in the case of Series B AMPS. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

  Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

  Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "Description of AMPS--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such series.

  Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.

  The amount of cash dividends per share of any series of AMPS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

  Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of AMPS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend

Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for a series of AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS,
(iv) industry and financial conditions which may affect the AMPS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

  Determination of Dividend Rate. The dividend rate on shares of each series of AMPS during the period from and including the Date of Original Issue for each series of AMPS to but excluding the Initial Dividend Payment Date for each series of AMPS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for each series of AMPS, the

Applicable Rate on the shares of such series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for each series of AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

  Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for any series of AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses
(ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for shares of AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of
AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

  Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at September , 1998, asset coverage with respect
to shares of AMPS would be approximately    % immediately after the issuance
of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes."

  Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

  For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of Common Stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

  Additional Dividends. If the Fund retroactively allocates any capital gains or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."

  An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal, New

York State and New York City income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum combined marginal regular Federal, New York State and New York City individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum combined marginal regular Federal, New York State and New York City corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (taking into account in both (a) and (b) the Federal income tax deductibility of state taxes paid or incurred but not any phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets and assuming the taxability of Federally tax-exempt dividends for corporations for New York State and New York City income tax purposes). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

  If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

ASSET MAINTENANCE

  The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

  1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

  The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of AMPS) will be computed as follows:

          Value of Fund assets less
         liabilities not constituting
              senior securities                     $
                                           =                            =           %
         ----------------------------               ------------
              Senior securities                     $
          representing indebtedness
            plus liquidation value
            of the shares of AMPS

  AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption."

  The AMPS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for each series of AMPS will not end within 49 calendar days of such Valuation Date; (C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Policy); (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and
(F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to repurchase agreements, any amounts payable for New York Municipal Bonds or Municipal Bonds purchased as of such Valuation Date) less (ii) either
(A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i) (B) through (i) (F). For Moody's and S&P, the Fund shall include as a liability an amount calculated semi-annually equal to 150% of the estimated cost of obtaining other insurance guaranteeing the timely payment of interest on a Moody's Eligible Asset and S&P Eligible Asset and principal thereof to maturity with respect to Moody's Eligible Assets and S&P Eligible Assets that
(i) are covered by a Policy which provides the Fund with the option to obtain such other insurance and (ii) are discounted by a Moody's Discount Factor or S&P Discount Factor, as the case may be, determined by reference to the insurance claims-paying ability rating of the issuer of such Policy. For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

  The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.

  On or before the third Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent, Moody's and S&P a report with respect to the calculation of the AMPS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "AMPS Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an AMPS Basic Maintenance Report to S&P and the Auction Agent. The Fund also will deliver an AMPS Basic Maintenance Report as of the twenty-first day of the last month of each fiscal quarter of the Fund (or, if such day is not a Business Day, the next succeeding Business Day) on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the twenty-first day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent AMPS Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Stock are repurchased by the Fund, the Fund will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that Common Stock is repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

  Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem shares of AMPS of any series, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to a series of shares or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Description of AMPS--Dividends--Additional Dividends." The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Stock for any significant period of time than that obtainable if the Common Stock were unleveraged.

  Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Description of AMPS--Dividends--Additional Dividends."

The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the Preferred Stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other Preferred Stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

  General. If shares of AMPS of any series are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS of such series to be redeemed, (iii) the redemption price, (iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

  In the event that less than all of the outstanding shares of any series of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of such series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

  If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit

Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of S&P and S&P Exposure Period of 22 Business Days) equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS of such series so called for redemption may look only to the Fund for payment thereof.

  So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

  Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

LIQUIDATION RIGHTS

  Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of all series of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any shares of Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on each outstanding series of AMPS and liquidation payments on any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of each such series of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

  Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class.

  In connection with the election of the Fund's directors, holders of shares of AMPS and any other Preferred Stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and shares of AMPS and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other Preferred Stock for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other Preferred Stock as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS and any other Preferred Stock (but not of the directors with respect to whose election the holders of Common Stock were entitled to vote or the two directors the holders of shares of AMPS and any other Preferred Stock have the right to elect in any event) will terminate automatically.

  The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other Preferred Stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Provisions in the Charter," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of shares of AMPS and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of AMPS and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

  The foregoing voting provisions will not apply to any series of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of AMPS and any other Preferred Stock, voting as a single class, and the majority of the outstanding shares of AMPS and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

    4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    5. Make loans to other persons, except that the Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities in accordance with is investment objective, policies and limitations.

    6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction
  (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New York Municipal Bonds and Municipal Bonds.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  For so long as shares of AMPS are rated by Moody's, the Fund will not change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

  The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

  The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of the Underwriter with the Fund, the Fund is prohibited from engaging in certain transactions involving the Underwriter except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to the Underwriter of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with the Underwriter in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with the Underwriter, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                            DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Arthur Zeikel (66)--President and Director (1)(2)--Chairman of the Investment Adviser and MLAM (which terms, as used herein, include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997, and Director thereof since 1993, President of Princeton Services from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  James H. Bodurtha (54)--Director (2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (59)--Director (2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

  Robert R. Martin (71)--Director (2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (69)--Director (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (46)--Director (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (58)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (54)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (38)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Kenneth A. Jacob (47)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997, Vice President of the Investment Adviser since 19874. .

  Robert A. DiMella, CFA (32)--Vice President (1)(2)--Vice President of MLAM since 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1991 to 1993.

  Roberto W. Roffo (32)--Vice President and Portfolio Manager (1)(2)--Vice President of MLAM since 1996 and a Portfolio Manager with MLAM since 1992.

  Gerald M. Richard (49)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of PFD since 1981 and Treasurer thereof since 1984.

  Alice A. Pellegrino (38)--Secretary (1)(2)--Attorney with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1996.
--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

  In connection with the election of the Fund's Directors, holders of shares of AMPS and other Preferred Stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock and Preferred Stock voting together as a single class. Messrs. May and Perold have been designated as the Directors to be elected by holders of the Preferred Stock. See "Description of Capital Stock."

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Investment Adviser a fee of $2,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all the non-affiliated Directors, an annual fee of $500 per year plus $125 per Committee meeting attended.

  The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1997 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
                             COMPENSATION ACCRUED AS PART OF    FUNDS PAID TO
NAME OF DIRECTOR              FROM FUND      FUND EXPENSE         DIRECTORS
----------------             ------------ ------------------- ------------------
James H. Bodurtha(1)........    $4,500           None              $148,500
Herbert I. London(1)........    $4,500           None              $148,500
Robert R. Martin(1).........    $4,500           None              $148,500
Joseph L. May(1)............    $4,500           None              $148,500
Andre F. Perold(1)..........    $4,500           None              $148,500

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(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (23 registered investment companies consisting of 41 portfolios); Mr. London (23 registered investment companies consisting of 41 portfolios); Mr. Martin (23 registered investment companies consisting of 41 portfolios); Mr. May (23 registered investment companies consisting of 41 portfolios); and Mr. Perold (23 registered investment companies consisting of 41 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser will provide the Fund with investment advisory and management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser for over 100 other registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutional accounts. As of August 1998, the Asset Management Group had a total of approximately $473 billion in investment company and other portfolio assets under management (approximately $38 billion of which was invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Fund's portfolio manager will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Roberto Roffo is the portfolio manager for the Fund and is primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of shares of Preferred Stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of Preferred Stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of Preferred Stock, Securities and Exchange Commission (the "Commission") fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including the Underwriter, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including the Underwriter and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with the

Underwriter in high quality, short-term, tax-exempt securities. See "Investment Restrictions." An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Fund may also purchase tax-exempt instruments in individually negotiated transactions with the issuer. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The IRS, in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Brown & Wood LLP, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the
Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

  The Fund intends to qualify to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income tax. However, exempt-interest dividends paid to a corporate shareholder will be subject to New York State corporation franchise tax and New York City general corporation tax. Shareholders subject to income taxation by states other than New York and/or by cities other than New York City will realize a lower after-tax rate of return than New York State and/or New York City shareholders, since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states and will be exempt to a lesser degree by other cities. The Fund will inform shareholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New York State and New York City personal income tax. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes or for New York State or City personal income tax purposes to the extent attributable to exempt-interest dividends.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New York State and New York City tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation created additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the amounts of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or

December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt interest and net long-term capital gains (including the additional categories of capital gains, discussed above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gains (including the additional categories of capital gains, discussed above) and other taxable income to the shares of AMPS of each series. The Fund generally will notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and shares of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

  In the opinion of Brown & Wood LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gains (including additional categories of capital gain) and other taxable income, if any, among shares of Common Stock and shares of the two series of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class' allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends." In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax-exempt income, net capital gains (including additional categories of capital gain) and other taxable income among shares of Common Stock and shares of the two series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Brown & Wood llp has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Brown & Wood llp represents only its best legal judgment and is not binding on the IRS or the courts.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Description of AMPS--Restrictions on Dividends and Other Payments." This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. See "Description of AMPS--Redemption." There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of Preferred Stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such Preferred Stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue Preferred Stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the IRS to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such Preferred Stock, there is no assurance that the IRS would agree that dividends on the Preferred Stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the Preferred Stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends on the Common Stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

  Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

  If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of shares of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends--Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest divided except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder, and the applicable New York State and New York City tax laws. The Code, and the Treasury Regulations and New York State and New York City tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                                NET ASSET VALUE

  Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time) on each day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The New York Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

  The Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                         DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares were initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of
redemption. In this regard, the Board of Directors has reclassified    shares
of unissued Common Stock as AMPS. For a description of the shares of AMPS, see "Description of AMPS."

  The following table shows the amount of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of October
 , 1998.

                                                                     AMOUNT
                                                                   OUTSTANDING
                                                     AMOUNT HELD  (EXCLUSIVE OF
                                                       BY FUND     AMOUNT HELD
                                            AMOUNT   FOR ITS OWN BY FUND FOR ITS
TITLE OF CLASS                            AUTHORIZED   ACCOUNT    OWN ACCOUNT)
--------------                            ---------- ----------- ---------------
Common Stock.............................                -0-
Auction Market Preferred Stock...........                -0-            -0-

COMMON STOCK

  Holders of Common Stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of Common Stock and in the net assets of the Fund available for distribution to holders of Common Stock after payment of the preferential amounts payable to holders of any outstanding Preferred Stock. Neither holders of Common Stock nor holders of Preferred Stock have pre-emptive or conversion rights and shares of Common Stock are not redeemable. The outstanding shares of Common Stock are fully paid and non-assessable.

  Holders of Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other Preferred Stock on each matter submitted to a vote of holders of Common Stock, except as described under "Description of AMPS--Voting Rights."

  Shareholders are entitled to one vote for each share held. The shares of Common Stock, AMPS and any other Preferred Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Stock, AMPS and any other Preferred Stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of Common Stock, AMPS and any other Preferred Stock will not be able to elect any of such Directors.

  So long as any shares of AMPS or any other Preferred Stock are outstanding, holders of Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of AMPS and any other Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such AMPS and any other Preferred Stock would be at least 200% after giving effect to such distributions. See "Description of AMPS--Restrictions on Dividends and Other Payments."

  The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

  The shares of Common Stock commenced trading on the NYSE on September   ,
1998. At      , 1998, the net asset value per share of Common Stock was $  , and the closing price per share of Common Stock on the NYSE was $  .

PREFERRED STOCK

  Under the Articles Supplementary, the Fund is authorized to issue an
aggregate of       shares of AMPS. See "Description of AMPS." Under the 1940
Act, the Fund is permitted to have outstanding more than one series of Preferred Stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Stock nor holders of Preferred Stock have pre-emptive rights to purchase any shares of AMPS or any other Preferred Stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE CHARTER

  The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other Preferred Stock may be removed only by action of AMPS and any other Preferred Stock.

  In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing would also require the favorable vote of at least a majority of the Fund's shares of Preferred Stock then entitled to be voted, including the AMPS, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other Preferred Stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and, the affirmative vote of at least a majority of outstanding shares of Preferred Stock of the Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. Conversion to an open-end investment company would also require redemption of all outstanding shares of Preferred Stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custody agreement with State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts, 02110.

                                 UNDERWRITING

  The Underwriter has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS of each series offered hereby. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a
concession not in excess of $    per share. The Underwriter may allow, and
such dealers may reallow, a discount not in excess of $    per share to other
dealers. After the initial public offering, the public offering price,
concession and discount may be changed. The sales load of $    per share is
equal to  % of the initial public offering price. Investors must pay for any
AMPS purchased in the initial public offering on or before October   , 1998.

  The Underwriter has agreed to pay the Fund an amount to cover expenses incurred in connection with the issuance and sale of the AMPS offered hereby
(estimated to be $       ) and other expenses.

  The Underwriter will act in Auctions as a Broker-Dealer as set forth under "Description of AMPS--The Auction--General--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "Description of AMPS--Broker-Dealers." The Underwriter also may provide information to be used in ascertaining the Reference Rate.

  The Fund anticipates that the Underwriter from time to time may act as a broker in connection with the execution of the Fund's portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities, subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

  The Underwriter is an affiliate of the Investment Adviser.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the shares of AMPS will be IBJ Schroder Bank & Trust Company, One State Street, New York, New York 10004. The transfer agent, dividend disbursing agent and shareholder servicing agent for the shares of Common Stock is State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts, 02110.

                                LEGAL OPINIONS

  Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                                    EXPERTS

  The statement of assets, liabilities and capital of the Fund included in
this Prospectus has been so included in reliance on the report of         ,
independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                            ADDITIONAL INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Additional information regarding the Fund and the shares of AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Investment Adviser does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,
 MuniHoldings New York Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital
of MuniHoldings New York Insured Fund II, Inc. as of      , 1998. This
statement of assets, liabilities and capital is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets, liabilities and capital based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and capital presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of MuniHoldings New
York Insured Fund II, Inc. as of      , 1998 in conformity with generally
accepted accounting principles.


Princeton, New Jersey
      , 1998

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                       , 1998

   ASSETS
     Cash............................................................. $100,005
     Deferred organization expenses (Note 1)..........................
                                                                       --------
       Total assets...................................................
                                                                       --------
   LIABILITIES
     Accrued expenses (Note 1)........................................
                                                                       --------
   NET ASSETS......................................................... $100,005
                                                                       ========
   CAPITAL
     Common Stock, par value $.10 per share; 200,000,000 shares
      authorized; 6,667 shares issued and outstanding (Note 1)........ $    667
     Paid in Capital in excess of par.................................   99,338
                                                                       --------
       Total Capital--Equivalent to $15.00 net asset value
        per share of common stock (Note 1)............................ $100,005
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of the State of Maryland on June 8, 1998 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares of Common Stock for
$100,005 on       , 1998. The General Partner of the Investment Adviser is an
indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares. In accordance with Statement of Position 98-5, unamortized organization costs existing at June 1, 1999 (start of the Fund's new fiscal year), will be charged to expense at that date. At the present time, management believes this change will not have any material impact to the operations of the Fund.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate equal to 0.55 of 1% of the average weekly net assets of the Fund, including proceeds from the sale of preferred stock. The Investment Adviser or an affiliate will pay Merrill
Lynch, Pierce, Fenner & Smith Incorporated a commission in the amount of   %
of the price to the public per share in connection with the initial public offering of the Fund's common stock.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                   GLOSSARY

  " "AA' (AA) Composite Commercial Paper Rate," on any Valuation Date, means
(i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

  "Additional Dividend" has the meaning set forth on page   of this
Prospectus.

  "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

  "AMPS" means the Auction Market Preferred Stock, Series A and the Auction Market Preferred Stock, Series B, each with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

  "AMPS Basic Maintenance Amount" has the meaning set forth on page   of this
Prospectus.

  "AMPS Basic Maintenance Cure Date" has the meaning set forth on page   of
this Prospectus.

  "AMPS Basic Maintenance Report" has the meaning set forth on page   of this
Prospectus.

  "Anticipation Notes" means the following New York Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

  "Applicable Percentage" has the meaning set forth on page   of this
Prospectus.

  "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.

  "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of AMPS.

  "Auction" means a periodic operation of the Auction Procedures.

  "Auction Agent" means IBJ Schroder Bank & Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

  "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

  "Auction Date" has the meaning set forth on page   of this Prospectus.

  "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix D to this Prospectus.

  "Available AMPS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

  "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

  "Bid" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Board of Directors" or "Board" means the Board of Directors of the Fund.

  "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

  "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

  "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

  "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

  "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

  "Common Stock" means the Common Stock, par value $.10 per share, of the Fund.

  "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

  "Deposit Securities" means cash and New York Municipal Bonds and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

  "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

  "Discounted Value" of any asset of the Fund means (i) with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the market value thereof divided by the applicable Moody's Discount Factor.

  "Dividend Payment Date" has the meaning set forth on page    of this
Prospectus.

  "Dividend Period" has the meaning set forth on page    of this Prospectus.

  "DTC" means The Depository Trust Company.

  "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

  "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

  "Fitch" means Fitch IBCA, Inc. or its successors.

  "Forward Commitment" has the meaning set forth on page    of this
Prospectus.

  "Fund" means MuniHoldings New York Insured Fund II, Inc., a Maryland corporation that is the issuer of the AMPS.

  "Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Initial Dividend Payment Date" has the meaning, with respect to each series
of AMPS, set forth on page   of this Prospectus.

  "Initial Dividend Period" means, with respect to the AMPS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of AMPS.

  "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

  "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

  "Investment Adviser" means Fund Asset Management, L.P.

  "IRS" means the United States Internal Revenue Service.

  "Long Term Dividend Period" has the meaning set forth on page   of this
Prospectus.

  "Mandatory Redemption Price" has the meaning set forth on page    of this
Prospectus.

  "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

  "Maximum Applicable Rate" has the meaning specified under "Description of AMPS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in the Prospectus.

  "Maximum Potential Additional Dividend Liability" has the meaning set forth
on page    of this Prospectus.

  "Moody's" means Moody's Investors Service, Inc. or its successors.

  "Moody's Discount Factor" has the meaning set forth on page    of this
Prospectus.

  "Moody's Eligible Assets" has the meaning set forth on page    of this
Prospectus.

  "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and initially shall be the period commencing on and including a given Valuation Date and ending 48 days thereafter.

  "Moody's Hedging Transactions" has the meaning set forth on page    of this
Prospectus.

  "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                    % CHANGE IN                                 MOODY'S
                 MARGINAL TAX RATE                         VOLATILITY FACTOR
                 -----------------                         -----------------
                 greater than or equal 5%................        292%
greater than 5% but less than or equal 10%...............        313%
greater than 10% but less than or equal 15%..............        338%
greater than 15% but less than or equal 20%..............        364%
greater than 20% but less than or equal 25%..............        396%
greater than 25% but less than or equal 30%..............        432%
greater than 30% but less than or equal 35%..............        472%
greater than 35% but less than or equal 40%..............        520%

Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

  "Municipal Bonds" has the meaning set forth on page    of this Prospectus.

  "Municipal Index" has the meaning set forth on page    of this Prospectus.

  "New York Municipal Bonds" has the meaning set forth on page    of this
Prospectus.

  "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

  "1940 Act AMPS Asset Coverage" has the meaning set forth on page    of this
Prospectus.

  "1940 Act Cure Date" has the meaning set forth on page    of this
Prospectus.

  "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

  "Non-Payment Period" has the meaning set forth on page    of this
Prospectus.

  "Non-Payment Period Rate" has the meaning set forth on page    of this
Prospectus.

  "Notice of Revocation" has the meaning set forth on page    of this
Prospectus.

  "Notice of Special Dividend Period" has the meaning set forth on page    of
this Prospectus.

  "Optional Redemption Price" has the meaning set forth on page    of this
Prospectus.

  "Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Policy" means an insurance policy purchased by the Fund which guarantees the payment of principal and interest on specified New York Municipal Bonds or Municipal Bonds during the period in which such New York Municipal Bonds or Municipal Bonds are owned by the Fund; provided, however, that, as long as the AMPS are rated by Moody's and S&P, the Fund will not obtain any Policy unless Moody's and S&P advise the Fund in writing that the purchase of such Policy will not adversely affect their then-current rating on the AMPS.

  "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

  "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

  "Preferred Stock" means Preferred Stock, par value $.10 per share, of the Fund.

  "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

  "Receivables for New York Municipal Bonds Sold," for purposes of determining
S&P Eligible Assets, has the meaning set forth on page    of this Prospectus.

  "Receivables for New York Municipal Bonds or Municipal Bonds Sold," for purposes of determining Moody's Eligible Assets, has the meaning set forth on
page    of this Prospectus.

  "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

  "Request for Special Dividend Period" has the meaning set forth on page of this Prospectus.

  "Response" has the meaning set forth on page    of this Prospectus.

  "Retroactive Taxable Allocation" has the meaning set forth on page    of
this Prospectus.

  "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successors.

  "S&P Discount Factor" has the meaning set forth on page    of this
Prospectus.

  "S&P Eligible Assets" has the meaning set forth on page   of this
Prospectus.

  "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has under the Articles Supplementary to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

  "S&P Hedging Transactions" has the meaning set forth on page    of this
Prospectus.

  "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

  "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

  "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "7-Day Dividend Period" means a Dividend Period consisting of seven days.

  "Short Term Dividend Period" has the meaning set forth on page   of this
Prospectus.

  "Special Dividend Period" has the meaning set forth on page   of this
Prospectus.

  "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.

  "Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

  "Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

  "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

  "Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a) (5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of
(A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.

  "Treasury Bonds" has the meaning set forth on page    of this Prospectus.

  "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

  "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

  "Valuation Date" has the meaning set forth on page    of this Prospectus.

  "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

  "Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

                                  APPENDIX A

                        ECONOMIC CONDITIONS IN NEW YORK

  The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified this information.

  The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

  General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly through fiscal year 2002.

  For each of the 1981 through 1997 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

  The most recent quarterly modification to the City's financial plan for the 1998 fiscal year (July 1, 1997 through June 30, 1998) submitted to the New York State Financial Control Board (the "Control Board") on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

  Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On July 30, 1998, the State Appellate Division affirmed the trial court's decision. Plaintiffs have filed a notice of appeal with the State's Court of Appeals. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

  1999-2002 Financial Plan. On June 26, 1998 the City released the City Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The City Financial Plan reflects changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June 1998, and changes subsequent to the adopted budget. The City Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap-closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

  In connection with the Financial Plan, the City has outlined a gap-closing program for fiscal years 2000, 2001 and 2002 to eliminate the respective projected remaining budget gaps for such fiscal years. This program, which is not specified in detail, assumes for the 2000, 2001 and 2002 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues; savings from privatization initiatives and asset sales; additional Federal and State aid; additional entitlement cost containment initiatives; and the availability of funds in the City's General Reserve.

  The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

  Assumptions. The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge which is scheduled to expire on December 31, 1999; (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

  Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 93% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

  Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

  Year 2000 Computer Matters. The Year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the Year 2000 as the Year 1900, resulting in possible system failures or miscalculations. In December 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of Year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the Year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be Year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other critical computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

  As of August 13, 1998, the City has completed work on approximately 36% of its mission-critical and high priority systems. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

  Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

  On July 22, 1998, the City Comptroller issued a report on the City Financial Plan. With respect to the 1999 fiscal year, the report identified a possible surplus of between $657 million and $1.0 billion, assuming the City's gap-closing measures are successfully implemented. Potential risks identified in the report for the 1999 fiscal year include between $70 and $75 million of greater overtime spending and a write-down of outstanding education aid receivables that are ten years past due, which are estimated to be approximately $39 million in the 1999 fiscal year. With respect to fiscal years 2000 through 2002, the report identified baseline risks of between $444 million and $626 million, $215 million and $1.2 billion, and $403 million and $2.0 billion respectively, depending upon whether the State approves the extension of the 14% personal income tax surcharge and whether the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001. The report also noted that the Financial Plan contains a number of additional uncertainties, including the continuation of securities industry profits, international developments, such as worsening conditions in Asia and Russia, and the growth of the City's operating and debt service expenditures, which have substantially exceeded local inflation. Finally, the report noted that the Financial Plan does not include the revenue and debt service expenses attributable to the Transitional Finance Authority, which will have incurred approximately $7.5 billion of debt to finance the City's capital projects between fiscal years 1998 and 2001, resulting in total debt service costs of approximately $1.5 billion by the end of fiscal year 2002. The report notes, that as a result of the exclusion of Transitional Finance Authority debt service, debt service as a percentage of tax revenues drops by 2.6% to 16.5% in fiscal year 2002. It is expected that the City Comptroller will report that the City's capital investment needs substantially exceed currently projected capital spending.

  On July 22, 1998, the OSDC issued a report on the City Financial Plan. The report concluded that the City is likely to end fiscal years 1998 and 1999 with a substantial surplus, before discretionary transfers. With respect to fiscal years 2000 through 2002, the report noted that the City has not made much progress in reducing the imbalance between recurring revenues and spending and concluded that the budget gaps for such years could be even larger than those projected by the City, totaling $3.0 billion, $3.5 billion and $3.1 billion in fiscal years 2000 through 2002, respectively.

  In the report the OSDC identified several concerns. The report noted that the City Financial Plan does not make any provision for an economic downturn, which could reduce revenues and increase City pension contributions and public assistance caseloads. The report identified as a risk assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, and the potential need for the City to provide funding to HHC for wage increases, and to BOE for Project Read and teachers' supplemental salaries which were previously funded by the State. With respect to property taxes, the report noted that the City is supporting legislation that, if not enacted, could result in the City's liability in tax certiorari cases increasing substantially over current estimates.

  With respect to welfare reform, the report expressed concern that the City Financial Plan does not reflect the full impact of implementing Federal welfare reform and other changes in State public assistance programs, including compliance with the Federal work requirements, and the financial impact of welfare recipients who will have passed the five-year lifetime cap on Federal welfare benefits which could cost the City $45 million in fiscal year 2000 and up to $120 million annually thereafter. Moreover, the report noted that providing child care for the children of parents who make the transition from welfare to work could cost between $83 million and $140 million in the 1999 fiscal year, in addition to $208 million to provide services to all 31,000 children already waiting for services. The report also expressed concern about the City's growing debt burden, which will reach 19% of tax revenues by fiscal year 2002. With respect to the year 2000 problem, the report noted that an additional $100 million may be required from the City's operating budget for consulting contracts.

  On August 5, 1998 the OSDC released a report on HHC. The report noted that HHC will face increasing pressure in the near future when the State begins requiring most Medicaid recipients to enroll in managed care plans, which will stress outpatient and preventive services and result in providers being paid a fixed annual amount for each enrollee regardless of the level of care provided. The report noted that the shift to managed care is expected to reduce HHC's traditional Medicaid fee-for-service revenues by $600 million over the next four years. HHC hopes to make up all but $100 million of this loss through a four-fold increase in managed care revenues. Moreover, the report noted that HHC is at a competitive disadvantage because of its unique mandate to provide medical care to the indigent, the growing number of uninsured that already comprises one-third of its outpatient clientele and the competition for its traditional patient base (i.e., Medicaid recipients).

  On July 20, 1998, the staff of the Control Board issued a report reviewing the City Financial Plan. The report noted that the City is likely to end the 1999 fiscal year in balance, and that the dispute between the Mayor and the City Council over specific details of the budget will not affect the prospects for balance in the 1999 fiscal year. The report, however, noted that gap-closing actions assumed in the City Financial Plan totaling $402 million for fiscal year 1999 have not yet been specified by the City. The report noted that the City's total debt service is expected to increase from 9% of total revenues and 15.8% of tax revenue in the 1999 fiscal year to 11.8% of total revenues and 19.6% of tax revenues in fiscal year 2002 due to decades of deferred debt service maintenance. The report further noted that because of the sensitivity of the City's tax base to the health of the financial services sector, the City needs to be cautious about the outlook of the securities industry.

  On May 15, 1998, the IBO released a report on the City's Executive Budget for the 1999 fiscal year. In its report, the IBO estimated a balanced budget for the 1998 fiscal year, a surplus in the 1999 fiscal year and a gap of $1.6 billion for fiscal year 2000, after taking into account prepayments of debt service in the 1999 fiscal year. With respect to fiscal years 2001 and 2002, the report estimated gaps of $2.2 billion and $1.8 billion, respectively. The report noted that, while the strength of the local economy is helping the City in the near term, large projected gaps for fiscal years 2001 and 2002, at this point in the business cycle, could be an omen of difficult times ahead. Moreover, the report noted the April Financial Plan removes the debt service of the Transitional Finance Authority and the personal income tax revenues dedicated to paying such debt service from the Financial Plan. The report notes that if Transitional Finance Authority debt service were included in City projected debt service, City debt service would increase from approximately 16% of tax revenues in the 1998 fiscal year to approximately 19% in fiscal year 2002.

  On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government. Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief, which has recently been replaced by the Safety Net Assistance program. In a subsequent report, the IBO noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years.

  Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $850 million of seasonal financing in fiscal year 1999. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

  Ratings. As of August 13, 1998, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds A3, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") rated such bonds A- and Fitch IBCA, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of June 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $25.9 and $3.1 billion of outstanding net long-term debt. As of March 25, 1998, the Water Authority had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

  Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

  Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1997, the City estimated its potential future liability on account of outstanding claims to be approximately $3.5 billion.

NEW YORK STATE

  Current Economic Outlook. The national economy strengthened during 1997 and accelerated its rate of expansion as 1998 began. Growth in the first quarter of 1998 was a robust 5.4 percent, but recent data suggests that the expansion weakened substantially during the second quarter. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. The State's forecast of the State's economy shows continued expansion during the 1998 and 1999 calendar years.

  Employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. With the exception of government and manufacturing, every sector recorded employment gains for the first six months of 1998, with the service and trade sectors accounting for most of the increase. Much of the service sector increase occurred in business services. According to data through June 1998, since December 1994, total employment has risen 286,000, with private employment up by 330,000 and government employment down by 44,000. The unemployment rate was 5.5 percent in June 1998, down from a peak of 8.9 percent in July 1992.

  Overall, employment growth in 1998 is expected to be faster than in 1997, with growth in the second half of the year somewhat slower than in the first; banking and hospital employment are expected to continue to shrink, and government employment is expected to stabilize after several years of significant declines. Employment in the first quarter of 1999 is projected to be about 100,000 above the level of a year earlier. The State Division of the Budget's forecast of the New York economy calls for employment growth to continue throughout 1999, adding some 85,000 jobs on an annual average basis. On an average annual basis, the employment growth in the State was 1.5 percent for 1997 and is projected to be 1.9 percent and 1.0 percent for 1998 and 1999, respectively. On the national level, employment growth was 2.3 percent for 1997 and is projected to be 2.5 percent and 1.6 percent for 1998 and 1999, respectively.

  On an average annual basis, the State unemployment rate is expected to drop through 1998 and 1999 reaching 5.7 percent for 1999 as compared to the 6.4 percent level of 1997. For the nation as a whole, the unemployment rate was
5.0 percent for 1997, is projected to be 4.7 percent in 1998 and even with the anticipated economic slowdown, is expected to remain below 5.0 percent in 1999.

  Personal income in the State is expected to record moderate gains in 1998 (4.8 percent)--down from the 5.7 and 5.8 percent levels achieved by the State and the nation, respectively, for 1997. This level is below the 5.4 percent projected national personal income growth for 1998. Personal income growth in the State is expected to decline to 4.2 percent for 1999, below the 4.5 percent level as projected for the nation.

  The 1998-1999 Fiscal Year. The State's current fiscal year commenced on April 1, 1998 and ends on March 31, 1999. On January 20, 1998 the Governor presented his 1998-1999 Executive Budget (the "Executive Budget") to the Legislature. The State's budget for the 1998-1999 fiscal year was not adopted by the April 1 statutory deadline. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. On April 18, 1998, the State Legislature passed a State budget for the State's 1998-1999 fiscal year, and on April 25, 1998 the Governor vetoed certain of the increased spending initiatives in the budget passed by the State Legislature.

  The State's financial plan for the 1998-1999 fiscal year (the "1998-1999 Financial Plan") is projected to be balanced on a cash basis in the General Fund. (The General Fund is the principal operating fund of the State. It is the State's largest fund and receives almost all State taxes. In the State's 1998-1999 fiscal year, the General Fund is expected to account for approximately 70.1 percent of total State Funds disbursements.) Previously, the 1997-1998 Financial Plan had projected a potential budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. Total General Fund receipts, including transfers from other funds, are projected to be $37.81 billion, an increase of over $3 billion from the $34.55 billion recorded in the 1997-1998 fiscal year. Total General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-1998, or an average annual increase of only 2.3 percent since 1994-1995.

  The State Division of the Budget estimates that the 1998-1999 Financial Plan includes approximately $64 million in non-recurring resources or savings.

  In terms of receipts, the transfer of a portion of the budget surplus recorded in 1997-1998 to 1998-1999 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-1998 figures and inflating 1998-1999 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-1999 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State economy.

  Net personal income tax collections are projected to reach $21.41 billion, $3.65 billion above the reported 1997-1998 collection total with $2.4 billion of the increase reflecting the net impact of the transfer of the surplus from State fiscal year 1997-1998 to the current fiscal year. This tax continues to account for over half of the State's General Fund receipts base. User tax collections are projected to reach $7.21 billion in fiscal year 1998-1999, an increase of $173 million over the 1997-1998 fiscal year.

  Business tax receipts are estimated to be $4.95 billion for State fiscal year 1998-1999. This represents an almost 2.0 percent decline from the 1997-1998 results. The year-over-year decline in projected receipts in this category is largely due to statutory changes resulting in diversion of General Fund petroleum business and utility tax receipts. Additionally, the State's economic forecast has profit growth slowing significantly in 1998.

  The 1998-1999 Financial Plan as of June 1998 projected General Fund receipts to be received from the following sources in the approximate following proportions: i) personal income tax: 56.6 percent, ii) user taxes and fees:
19.0 percent, iii) business taxes: 13.2 percent, iv) other taxes: 2.7 percent (includes estate and gift taxes), and v) miscellaneous receipts: 8.5 percent (includes investment income, medical provider assessments and minor federal grants).

  In terms of disbursements, the 1998-1999 Financial Plan as of June 1998 projected General Fund disbursements to be allocated to the following categories in the approximate following proportions: i) grants to local government: 68.4 percent, ii) state operations: 18.2 percent, iii) debt service: 6.0 percent, iv) general State charges: 6.0 percent (includes contributions to pension systems and health insurance for State employees) and, v) capital/other: 1.4 percent.

  The 1998-1999 Financial Plan projects spending of $25.14 billion for grants to local government, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community project grants. State operations spending is projected at $6.70 billion, an increase of $511 million or 8.3 percent from the prior year.

  Future Fiscal Years. The Executive Budget projected budget gaps of approximately $1.75 billion in 1999-2000 growing to approximately $3.75 billion in 2000-2001. These gaps were projected after assuming unspecified savings actions totaling $600 million in 1999-2000 and $800 million in 2000-2001. Moreover, the State's projections for 1999-2000 also assume $250 million in additional receipts from the settlement of State claims against the tobacco industry. As a result of the budget passed by the State Legislature and the vetoes of the Governor of certain increased spending in the State budget passed by the Legislature, the potential imbalance in the 1999-2000 fiscal year is expected to be roughly $1.3 billion, or about $400 million less than previously projected. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-1999 fiscal year.

  The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in the 2000-2001 fiscal year. Measured from the 1998-1999 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in the 1997-1998 and 1998-1999 fiscal years, will lower General Fund taxes and fees by an estimated $1.8 billion in the 2000-2001 fiscal year. The fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-1999) are projected to grow more substantially beyond the 1998-1999 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-2003. Disbursement projections for the out years currently assume additional outlays for i) school aid, ii) Medicaid, iii) welfare reform, iv) mental health community reinvestment, and v) other multi-year spending commitments in law.

  Special Considerations. On February 3, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $2.6 billion and $4.8 billion, respectively, reflecting uncertainty concerning the receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the economy slows, the size of the gaps would increase.

  According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identifies various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget notes that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of the projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

  The State's financial plans and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, any of which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the remainder of the 1998-1999 fiscal year and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  An additional risk to the State Financial Plan arises from the potential impact of federal disallowances pending against the State, which could adversely affect the State's projections of receipts. The State Financial Plan assumes no federal disallowance or other federal actions that could affect State finances, but has reserves in the event of such an action.

  Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government have helped to create projected structural budget gaps for the State. To address a potential imbalance in a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year.

  Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  Year 2000 Computer Matters. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology (the "OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-1999 fiscal year for this purpose. As of June 26, 1998, work had been completed on roughly 20 percent of these mission-critical and high-priority systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates.

  Prior Fiscal Years. The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of

$1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

  The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

  The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

  The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

  Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing. Provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1998, the total amount of outstanding general obligation debt was approximately $5.033 billion, including $293.6 million in Bond Anticipation Notes. The total amount of moral obligation debt was approximately $1.390 billion (down from $3.272 as of March 31, 1997), and $24.015 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, up from $75.4 billion as of September 30, 1996. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.

  Ratings. As of July 10, 1998, Moody's and Standard & Poor's rate the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

  Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-1999 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                  APPENDIX B

                          RATINGS OF MUNICIPAL BONDS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, MIG 3/VMIG 3, and MIG 4/VMIG 4; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG 4 instruments are of "adequate quality. . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

  A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB   Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having
B    significant speculative characteristics. "BB" indicates the least
CCC  degree of speculation and "C" the highest degree of speculation. While
CC   such debt will likely have some quality and protective
C characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

SP- Strong capacity to pay principal and interest. An issue determined to
1 possess a very strong capacity to pay debt service is given a plus (+) designation.

SP- Satisfactory capacity to pay principal and interest with some
2 vulnerability to adverse financial and economic changes over the term of the notes.

SP- Speculative capacity to pay principal and interest.
3
DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A
    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

             Ratings are placed on FitchAlert to notify investors of an
FitchAlert   occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.


  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD DD D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                  APPENDIX C

                             SETTLEMENT PROCEDURES

  The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this Prospectus or Appendix D hereto, as the case may be.

  (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

    (i) the Applicable Rate fixed for the next succeeding Dividend Period;

    (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

    (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

    (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

    (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

    (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

    (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

  (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

    (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

    (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

    (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

    (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

    (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

  (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b) (i) above and any shares of AMPS received by it pursuant to (b) (ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a) (v) or (a)(vi) above.

  (d) On each Auction Date:

    (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b) (i) or (ii) above, as the case may be;

    (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

    (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

  (e) On the day after the Auction Date:

    (i) each Bidder's Agent Member referred to in (d) (i) above shall instruct the Securities Depository to execute the transactions described in
  (b) (i) or (ii) above, and the Securities Depository shall execute such transactions;

    (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

    (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (iii) above, and the Securities Depository shall execute such transactions.

  (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                  APPENDIX D

                              AUCTION PROCEDURES

  The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the forepart of this Prospectus. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PARAGRAPH 10(A) CERTAIN DEFINITIONS.

  As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

  (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

  (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

  (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

  (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

  (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

  (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

  (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided modification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                    APPLICABLE
                                  PERCENTAGE OF      APPLICABLE
          CREDIT RATINGS         REFERENCE RATE--  PERCENTAGE OF
  ------------------------------        NO        REFERENCE RATE--
      MOODY'S           S&P        NOTIFICATION     NOTIFICATION
  ---------------- ------------- ---------------- ---------------- --- ---
  "aa3" or higher  AA- or Higher       110%             150%
    "a3" or "a1"     A- to A+          125%             160%
  "baa3" to "baa1" BBB- to BBB+        150%             250%
    Below "baa3"    Below BBB-         200%             275%

  The Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or if neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Fund, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

  (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

  (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

  (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

  (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

PARAGRAPH 10(B) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

  (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

    (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

      (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

      (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

      (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

    (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

  For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause
(A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

  (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

    (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

    (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

    (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

    (1) the number of outstanding shares of AMPS specified in such Sell
  Order, or

    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

    (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

    (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

PARAGRAPH 10(C) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

  (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

    (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

    (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

    (C) to the extent that such Bidder is an Existing Holder

      (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

      (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

      (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

    (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

  (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

  (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

  (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

    (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

    (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

    (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

  (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

  (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

PARAGRAPH 10(D) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

  (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

    (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

    (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

      (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

      (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

    (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

      (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

      (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

  (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

    (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

    (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

    (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.

PARAGRAPH 10(E) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

  Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

  (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

    (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

    (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

    (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

    (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and
  (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

    (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

  (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

    (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

    (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

    (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

  (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

  (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

  (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

PARAGRAPH 10(F) MISCELLANEOUS.

  The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Fund. All of the outstanding shares of AMPS of a Series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

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 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors and Special Considerations....................................  11
The Fund...................................................................  13
Use of Proceeds............................................................  13
Capitalization.............................................................  13
Portfolio Composition......................................................  14
Investment Objective and Policies..........................................  14
Description of AMPS........................................................  32
Investment Restrictions....................................................  52
Directors and Officers.....................................................  53
Investment Advisory and Management Arrangements............................  55
Portfolio Transactions.....................................................  56
Taxes......................................................................  57
Net Asset Value............................................................  61
Description of Capital Stock...............................................  62
Custodian..................................................................  64
Underwriting...............................................................  64
Transfer Agent, Dividend Disbursing Agent and Registrar....................  65
Legal Opinions.............................................................  65
Experts....................................................................  65
Additional Information.....................................................  65
Independent Auditors' Report...............................................  67
Statement of Assets, Liabilities and Capital...............................  68
Financial Statements (Unaudited)...........................................
Glossary...................................................................  69
Appendix A--Economic Conditions in New York................................ A-1
Appendix B--Ratings of Municipal Bonds..................................... B-1
Appendix C--Settlement Procedures.......................................... C-1
Appendix D--Auction Procedures............................................. D-1


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                                  $

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                        AUCTION MARKET PREFERRED STOCK

                                  ["AMPS(R)"]

                                  SHARES, SERIES A

                                  SHARES, SERIES B

                               ----------------
                                  PROSPECTUS
                               ----------------

                              MERRILL LYNCH & CO.

                               OCTOBER   , 1998

             (R)Registered trademark of Merrill Lynch & Co., Inc.

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                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (1) Financial Statements

    Report of Independent Auditors
    Statement of Assets, Liabilities and Capital as of September   , 1998
    Schedule of Investments as of September   , 1998 (unaudited)
    Statement of Assets, Liabilities and Capital as of September   , 1998
    (unaudited)

  (2) Exhibits:

     (a) (1) -- Articles of Incorporation of the Registrant.(a)
         (2) -- Form of Articles Supplementary creating the Series A AMPS and
              Series B AMPS.
     (b)     -- By-Laws of the Registrant.(a)
     (c)     -- Not applicable.
     (d) (1) -- Portions of the Articles of Incorporation, By-Laws and the
              Articles Supplementary of the Registrant defining the rights of holders of shares of the Registrant.(b)
         (2) -- Form of specimen certificate for the AMPS of the Registrant.
     (e)     -- Form of Automatic Dividend Reinvestment Plan.(a)
     (f)     -- Not applicable.
     (g)     -- Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(a)
     (h) (1) -- Form of Purchase Agreement for the AMPS.
         (2) -- Merrill Lynch Standard Dealer Agreement.(a)
     (i)     -- Not applicable.
     (j)     -- Form of Custodian Contract between the Registrant and State
              Street Bank and Trust Company.(a)
     (k) (1) -- Form of Transfer Agency, Dividend Disbursing Agency and
              Shareholder Servicing Agency Agreement between the Registrant and
              State Street Bank and Trust Company.(a)
         (2) -- Form of Auction Agent Agreement between the Registrant and IBJ
              Schroder Bank & Trust Company.
         (3) -- Form of Broker-Dealer Agreement.
         (4) -- Form of Letter of Representations.
     (l)     -- Opinion and Consent of Brown & Wood LLP, counsel to the
              Registrant.*
     (m)     -- Not applicable.
     (n)     -- Consent of         , independent auditors for the Registrant.*
     (o)     -- Not applicable.
     (p)     -- Certificate of Fund Asset Management, L.P.(a)
     (q)     -- Not applicable.
     (r)     -- Financial Data Schedule.*

--------
(a) Incorporated by reference to the Registrant's registration statement on Form N-2, File No. 333-56719 (the "Common Stock Registration Statement").
(b) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit (a)(1) to the Common Stock Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII,
    Article XII, Article XIII and Article XIV of the Registrant's By-Laws, previously filed as Exhibit (b) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary filed hereto as Exhibit (a)(2).
*  To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS.

  See Exhibit (h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

      Registration fees............................................... $      *
      Printing........................................................        *
      Legal fees and expenses.........................................        *
      Accounting fees and expenses....................................        *
      Rating Agency fees..............................................        *
      Miscellaneous...................................................        *
                                                                       --------
        Total......................................................... $      *
                                                                       ========

--------
*To be provided by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The information in the Prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

                                                                 NUMBER OF
                                                              RECORD HOLDERS
          TITLE OF CLASS                                   AT SEPTEMBER 25, 1998
          --------------                                   ---------------------
      Common Stock, $.10 par value........................            2
      Preferred Stock, $.10 par value.....................            0

--------
Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 29. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a)(2) to the Common Stock Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to the Common Stock Registration Statement, and the Investment Advisory Agreement, filed as Exhibit (g) to the Common Stock Registration Statement, provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

  Reference is made to Section 7 of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Investment Adviser"), an affiliate of MLAM acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury
Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Government Bond Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as subadviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate

Government Bond Fund is One Financial Center, 23rd Floor, Boston,
Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Princeton Funds Distributor, Inc. ("PFD"), Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch
& Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                        POSITIONS WITH            OTHER SUBSTANTIAL BUSINESS, PROFESSION,
       NAME           INVESTMENT ADVISER                  VOCATION OR EMPLOYMENT
       ----           ------------------          ---------------------------------------
 ML & Co. .......  Limited Partner          Financial Services Holding Company; Limited
                                            Partner of FAM
 Princeton         General Partner          General Partner of MLAM
  Services.......
 Arthur Zeikel...  Chairman                 Chairman of MLAM; President of the Investment
                                            Adviser and MLAM (from 1977 to 1997); Chairman and
                                            Director of Princeton Services; President of
                                            Princeton Services (from 1993 to 1997); Executive
                                            Vice President of ML & Co.
 Jeffrey M.        President                President of MLAM; President and Director of
  Peek...........                           Princeton Services; Executive Vice President of ML
                                            & Co.; Managing Director and Co-Head of the
                                            Investment Banking Division of Merrill Lynch (in
                                            1997); Senior Vice President and Director of the
                                            Global Securities and Economics Division of
                                            Merrill Lynch (from 1995 to 1997).
 Terry K. Glenn..  Executive Vice President Executive Vice President of MLAM; Executive Vice
                                            President and Director of Princeton Services;
                                            President and Director of PFD; Director of MLFDS;
                                            President of Princeton Administrators, L.P.
 Linda L.          Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Federici.......                           President of Princeton Services
 Vincent R.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Giordano.......                           President of Princeton Services
 Elizabeth A.      Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Griffin........                           President of Princeton Services
 Norman R.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Harvey.........                           President of Princeton Services
 Michael J.                                 Senior Vice President of MLAM; Senior Vice
  Hennewinkel....  Senior Vice President    President of the MLAM
                                            International Group
 Philip L.         Senior Vice President,   Senior Vice President, General Counsel and
  Kirstein.......   General Counsel and     Secretary of MLAM; Senior Vice President, General
                    Secretary               Counsel, Director and Secretary of Princeton
                                            Services
 Ronald M.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Kloss..........                           President of Princeton Services
 Debra Landsman-   Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Yaros..........                           President of Princeton Services; Vice President of
                                            PFD
 Stephen M. M.     Senior Vice President    Executive Vice President of Princeton
  Miller.........                           Administrators, L.P.; Senior Vice President of
                                            Princeton Services
 Joseph T.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Monagle, Jr. ..                           President of Princeton Services
 Michael L.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Quinn..........                           President of Princeton Services; Managing Director
                                            and First Vice President of Merrill Lynch from
                                            1989 to 1995
 Richard L.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Reller.........                           President of Princeton Services; Director of PFD
 Gerald M.         Senior Vice President    Senior Vice President and Treasurer of MLAM;
  Richard........   and Treasurer           Senior Vice President and Treasurer of Princeton
                                            Services; Vice President and Treasurer of PFD
 Gregory D.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Upah...........                           President of Princeton Services
 Ronald L.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Welburn........                           President of Princeton Services

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), the Investment Adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and the Registrant's custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

  Not applicable.

ITEM 33. UNDERTAKINGS.

  Registrant undertakes:

    (1) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A under the Securities Act of 1933 and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 17th day of September, 1998.

                                    MuniHoldings New York Insured Fund II, Inc.
                                    (Registrant)

                                                  /s/ Arthur Zeikel
                                    By:________________________________________
                                             (ARTHUR ZEIKEL, PRESIDENT)

  Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURES                      TITLE                   DATE

          /s/ Arthur Zeikel            President (Principal     September 17,
-------------------------------------   Executive Officer)           1998
           (ARTHUR ZEIKEL)              and Director

        /s/ Gerald M. Richard          Treasurer (Principal     September 17,
-------------------------------------   Financial and                1998
         (GERALD M. RICHARD)            Accounting Officer)

        /s/ James H. Bodurtha          Director                 September 17,
-------------------------------------                                1998
         (JAMES H. BODURTHA)

        /s/ Herbert I. London          Director                 September 17,
-------------------------------------                                1998
         (HERBERT I. LONDON)

        /s/ Robert R. Martin           Director                 September 17,
-------------------------------------                                1998
         (ROBERT R. MARTIN)

          /s/ Joseph L. May            Director                 September 17,
-------------------------------------                                1998
           (JOSEPH L. MAY)

         /s/ Andre F. Perold           Director                 September 17,
-------------------------------------                                1998
          (ANDRE F. PEROLD)

                                 EXHIBIT INDEX

 EXHIBITS                          DESCRIPTION                            PAGE
 --------                          -----------                            ----
          --Form of Articles Supplementary creating the Series A AMPS
 (a)(2)   and Series B AMPS
 (d)(2)   --Form of Specimen Certificate for the AMPS of the Registrant
 (h)(1)   --Form of Purchase Agreement for the AMPS
 (k)(2)   --Form of Auction Agent Agreement between the Registrant and
           IBJ Schroder Bank & Trust Company
 (k)(3)   --Form of Broker-Dealer Agreement
 (k)(4)   --Form of Letter of Representations